                 OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND
                    Supplement dated February 28, 2007 to the
                        Prospectus dated October 2, 2006

     This supplement  amends the Prospectus of Oppenheimer  Institutional  Money
Market Fund (the "Fund").

     1. The first two  paragraphs  in the section  titled "How to Buy Shares" on page 7 of the  Prospectus  are revised by  deleting  those  paragraphs  in their entirety and replacing them with the following:

     Class E,  Class L and  Class P  shares  of the  Fund  may be  purchased  as described below. The Fund's Distributor, OppenheimerFunds Distributor, Inc., may
appoint  servicing  agents to  accept  purchase  (and  redemption)  orders.  The
Distributor,  in its sole  discretion,  may  reject any  purchase  order for the
Fund's shares.

     Buying Shares Through a Financial Intermediary.  Class P shares can only be purchased  through a dealer,  broker or financial  institution  that has a sales agreement with the Distributor.  The dealer or other financial intermediary will place the order with the Distributor on an investor's behalf. A broker or dealer may charge a processing fee for that service.

     2. The section titled "What Classes of Shares Does the Fund Offer?" on page
8 of the  Prospectus  is revised by deleting the last  sentence and replacing it with the following:

     Class P. Shares.  Class P Shares are  available  only through an investment professional. Additional processing fees may apply.

     3. The first  sentence  of the  paragraph  titled  "How Can You Buy Class P
Shares?" on page 8 of the  Prospectus  is revised by deleting it in its entirety and replacing it with the following:

     Class P Shares will  normally be sold at net asset value per share  without any initial sales charge.

February 28, 2007                                             PS0647.001

                OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND
               Supplement dated February 28, 2007 to the
       Statement of Additional Information dated October 2, 2006

     The Statement of Additional Information ("SAI")of Oppenheimer Institutional
Money  Market  Fund (the  "Fund") is amended by  deleting  in its  entirety  the sub-section  titled  "Classes  of  Shares,"  in the  section  "How  the  Fund Is
Managed-Organization  and History" on page 15 of the SAI, and  replacing it with the following:

     |X| Classes of Shares.  The Trustees are  authorized,  without  shareholder approval,  to create new classes of shares,  to reclassify  unissued shares into additional classes and to divide or combine the shares of a class into a greater or  lesser  number of  shares  without  changing  the  proportionate  beneficial interest of a  shareholder  in the Fund.  Shares do not have  cumulative  voting rights,  preemptive rights or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

     The Fund  currently  offers three  classes of shares:  Class E, Class L and
Class P. All share classes invest in the same investment  portfolio.  Each class of shares:

     o has its own dividends and distributions,

     o pays certain expenses which may be different for the different classes,

     o will generally have different returns,

     o will generally have separate  voting rights on matters in which interests of one class are different from interests of another class, and

     o votes as a class on matters that affect that class alone.

     Shares are freely  transferable,  and each share of each class has one vote at  shareholder  meetings,  with  fractional  shares voting  proportionally,  on matters  submitted to a vote of shareholders.  Each share of the Fund represents an  interest  in the Fund  proportionately  equal to the  interest of each other share of the same class.

February 28, 2007                                                   PX0647.001